UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2016 (June 21, 2016)

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, AR 72211
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (501) 748-4491

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2016, Communications Sales & Leasing, Inc. (the “Company”) closed its previously announced underwritten public offering of 14,681,071 shares (the “Underwritten Shares”) of the Company’s common stock sold by Citigroup Global Markets Inc. (“Citigroup”), as selling shareholder, and 2,202,160 shares (the “Option Shares”) of the Company’s common stock sold by the Company. The Company did not receive any proceeds from the disposition of the Underwritten Shares in this offering. The Company intends to use the proceeds from the sale of the Option Shares for general corporate purposes, including acquisitions. Pending such usage, the Company may apply such proceeds to reduce revolving credit indebtedness. Prior to the closing of the offering, Windstream Holdings, Inc. (“Windstream”), the Company’s former parent company, exchanged the Underwritten Shares (which constituted its entire remaining position in the Company’s common stock) for the satisfaction of certain indebtedness of Windstream with certain creditors in a debt-for-equity exchange. Following the debt-for-equity exchange, Citigroup acquired the Underwritten Shares from such creditors and sold those Underwritten Shares pursuant to this offering.

In connection with the offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated June 21, 2016, with Citigroup, as selling shareholder, and Citigroup, as representative of the several underwriters named therein (the “Underwriters”), pursuant to which Citigroup agreed to sell the Underwritten Shares to the Underwriters and the Company granted the Underwriters the option to purchase the Option Shares. On June 21, 2016, the Underwriters notified the Company of their election to exercise such option in full pursuant to the terms of the Underwriting Agreement.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A copy of the Underwriting Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Citigroup. Security holders are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

In connection with the offering, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference in the Company’s shelf registration statement on Form S-3 (File No. 333-212046), previously filed with the Securities and Exchange Commission, relating to the offering: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K); and (ii) the legal opinion of Kutak Rock LLP (including the consent of Kutak Rock LLP) (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 21, 2016.
5.1	Opinion of Kutak Rock LLP.
23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNICATIONS SALES & LEASING, INC.

By:	/s/ Daniel L. Heard
Name:	Daniel L. Heard
Title:	Executive Vice President — General Counsel and Corporate Secretary

Date: June 24, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 21, 2016.
5.1	Opinion of Kutak Rock LLP.
23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1).